SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                                 AMENDMENT No. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: December 1, 2000



                       GreatBio Technologies, Inc.
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          (Exact name of registrant as specified in its charter)



         Nevada                         0-26057               82-0507874
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(State or other jurisdiction of  (Commission File Number)  (IRS Employer
 incorporation or organization)                          Identification No.)



       150 Lucius Gordon Drive,
              Suite 201
          West Henrietta, NY                                       14586
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(Address of principal executive offices)                        (Zip Code)



       Registrant's telephone number, including area code (716) 214-2441


The Registrant hereby amends the following items, financial statements, and pro forma information of its Current Report on Form 8-K filed December 15, 2000, as set forth in the pages attached hereto:

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS


(a)  Financial Statements
(b)  Pro Forma Financial Information

On December 1, 2000, the Company acquired LTR Antisense Technology, Inc. (LTR), a wholly owned subsidiary of Biophan, LLC) and certain intellectual property rights as reported and explained in greater detail in Form 8-K dated December 15, 2000.

The Company was formed in 1968 and has conducted no business activities since 1993. LTR was incorporated in October 2000. Both the Company and LTR had no operating assets, revenues or business activities prior to the acquisition. LTR owned, and continues to own, certain intellectual property rights in the form of patents assigned by the inventor to Biophan, LLC. Biophan incurred approximately $40,000 of costs to develop these patents prior to their assignment to LTR. Biophan and LTR will enter into an agreement whereby Biophan will conduct the further research and development activities for LTR.

The presentation of financial statements and pro forma financial information is required when a significant "business" is acquired and there is a presumption that a separate subsidiary is a "business". The above descriptive information is disclosed in lieu of amounts in table format and is believed to be responsive to the requirements for reporting when a business is acquired.

The Assignment reported in Form 8-K dated December 15, 2000 has been modified to provide that the $500,000 payment for acquisition of the intellectual property described therein will be made on the earlier of the raising by the Registrant of $3,000,000 in equity funding or June 1, 2002.


(c)      Exhibits.
                                                                      Page

          **2.1  Exchange Agreement, dated as of December 1,
                 2000, by and among the Registrant, Biophan and LTR.

          **3.1(i) Amendment to the Articles of Incorporation

          **10.1 Assignment, dated as of December 1, 2000, by and between the Registrant and Biophan.

          **10.2 Security Agreement, dated as of December 1,
                 2000, by and between the Registrant and
                 Biophan.

** Above Exhibits were filed as part of Form 8-K, filed December 15, 2000 and are not reported herein.





                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: February 13, 2001


                                               GreatBio Technologies, Inc.


                                               By: /s/ Michael L. Weiner
                                                  ----------------------------
                                               Name:    Michael L. Weiner
                                               Title:   President


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